UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


                                 March 18, 2003


                        Pursuant to section 13 of 15(d) of
                        the Securities Exchange Act or 1934



                          Commission file number: 0-28891

                               COMMERCIAL CONCEPTS, INC.
                                   a Utah corporation


                                   IRS Number 87-0409620


                        168 E. Center Street, North Salt Lake, UT 84050
                                      (801) 487-5413



ITEM 5.           OTHER EVENTS

         The purpose of this Form 8-K is to inform the shareholders of Commercial Concepts, Inc. of a judgment and an order to sell the Companies right title and interest in the technology known as WaveScreens.

         The Company was served notice of this action on March 13th 2003 at approximately 2:40 PM mountain standard time. The sale is scheduled for

                  Date:    March 25, 2003
                  Time:    1:00 PM mountain standard time
                  Place:   % Kesler & Rust
                  Address: 36 South State Street, Suite 2000
                              Salt Lake City, Salt Lake County, UT

         The company was aware of the pending court action but did not have the financial means to offer a defense.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMMERICAL CONCEPTS, INC

Dated:  March 18, 2003               /s/George E. Richards, Jr.
                                      _____________________________
                                      George E. Richards, Jr., President